UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 11, 2016

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas  77515

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2016, the Board of Directors of Benchmark Electronics, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws to provide for plurality voting in contested director elections.  The amendment to the Amended and Restated Bylaws became effective upon the adoption by the shareholders of the Company at the May 11, 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of a corresponding amendment to the Company’s Restated Articles of Incorporation (or Restated Certificate of Formation) to provide for plurality voting in contested director elections.  A copy of the Restated Certificate of Formation, as so amended, is filed as Exhibit 3.1 to this report, and a copy of the Amended and Restated Bylaws, as so amended, is filed as Exhibit 3.2 to this report.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 11, 2016.  The voting results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below as certified by the independent inspector of elections, IVS Associates, Inc. (“IVS”).

Amendment of the Company’s Restated Articles of Incorporation to Provide for Plurality Voting in Contested Director Elections

For	Against	Abstain	Non-Vote
41,077,002	971,850	212,757	533,898

Election of Directors

Name	For	Against	Withheld
David W. Scheible	41,976,974	45,193	239,442
Michael R. Dawson	14,811,653	48,799	189,274
Gayla J. Delly	41,975,783	45,646	240,180
Douglas G. Duncan	41,973,167	47,137	241,305
Kenneth T. Lamneck	41,977,011	45,352	239,246
Bernee D. L. Strom	13,901,511	49,296	193,724
Paul J. Tufano	41,897,466	42,771	321,372
Clay C. Williams	15,452,526	48,405	194,774
Robert K. Gifford (Engaged Capital nominee)	22,174,820	-	5,037,063
Jeffrey S. McCreary (Engaged Capital nominee)	27,502,217	-	614,861
Brendan B. Springstubb (Engaged Capital nominee)	2,773,462	-	23,792,442

In addition, IVS advised the Company that there were 533,898 broker non-votes on the Election of Directors.  Based on the results certified by IVS, David W. Scheible, Gayla J. Delly, Douglas G. Duncan, Robert K. Gifford, Kenneth T. Lamneck, Jeffrey S. McCreary, Paul J. Tufano and Clay C. Williams have been elected as Directors and will hold office until the Company’s 2017 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

Say on Pay

For	Against	Abstain	Non-Vote
38,344,911	3,689,723	226,975	533,898

Ratification of Auditors

For	Against	Abstain	Non-Vote
42,321,984	268,666	204,857	-

Item 9.01.   Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit   3.1  Restated Certificate of Formation

Exhibit   3.2  Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: May 17, 2016	By: /s/ Gayla J. Delly
Gayla J. Delly
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.1	Restated Certificate of Formation
3.2	Amended and Restated Bylaws